Exhibit 10.1

还款协议Repayment Agreement

甲方：广东怡安投资咨询有限公司

Party A: Guangdong Yi An Investment Consulting Co., Ltd.

法定代表人：王永鸿

Legal Representative: Wang Yonghong

地址：广州市天河区黄埔大道西76号2716房

Address: Room 2716, 76 Huang Pu Ave. West, Tianhe District, Guangzhou

乙方：东莞市穗乐贸易有限公司

Party B: Dongguan Suile Trading Co., Ltd.

法定代表人：方穗乐

Legal Representative: Suile Fang

丙方：广州杉富谐贸易有限公司

Party C: Guangzhou Shan Fu Xie Trading Co., Ltd.

授权代表或法定代表人：Authorized Person or Legal Representative:

丁方：Party D:

方穗乐 Suile Fang

身份证号码：440111197712094219

ID No.: 440111197712094219

林小娟Xiaojuan Lin

身份证号码: 441521198408032363

ID No.: 441521198408032363

鉴于：Whereas:
1、乙方对甲方享有人民币1666万元的债权，乙方委托丙方代收该1666万元的款项；
2、甲方同意向丙方支付该等款项，丙方同意代乙方收款；
3、丁方是乙方的股东，合共持有乙方100%的股权。
1. Party B owns a creditor’s rights of RMB 16.66 million due from Party A, and Party B entrusts Party C to collect the repayment of this RMB 16.66 million;
2. Party A agrees to make such repayment to Party C and Party C agrees to collect the repayment on behalf of Party B;
3. Party D is the shareholder of Party B, and collectively holds 100% equity interests of Party B.

经各方友好协商，各方同意达成本协议约定的条款和条件，以资信守：After friendly negotiation by all Parties, all Parties have agreed on the following terms and conditions:

第一条	甲方应在本协议签署后，根据乙方的指示，向丙方支付1666万元的欠款。丙方同意代乙方收取该等款项。

Article 1 Party A shall pay back RMB 16.66 million to Party C as instructed by Party B after the execution of this Agreement. Party C agrees to collect such repayment on behalf of Party B.
第二条	各方同意，甲方依据本协议第一条向丙方支付欠款后，则甲方对乙方的债务全部 清偿完毕，乙方及丁方不得再向甲方主张任何权利。

Article 2 All Parties agree that all the debts owed by Party A to Party B shall be settled after Party A makes the repayment to Party C pursuant to this Article I, and Party B and Party D shall not make any claims against Party A.
第三条	各方同意，甲方在履行完本协议约定的义务后，如果甲方被任何法律及法院认定为仍然对乙方、丁方及其债权人负有任何清偿义务或付款义务的，则乙方或丁方应保证甲方免于遭受任何损失或损害，具体措施包括但不限于：直接赔偿甲方的全部损失、放弃对甲方的债权。

Article 3 All Parties agree that, if Party A is deemed by any laws and courts to be liable for any settlement or repayment for Party B, Party D and their creditors after Party A has performed the duties specified herein, Party B or Party C shall indemnify and hold harmless Party A from and against any and all losses and damages, which include but without limitation to direct compensations for the total losses incurred by Party A and waiver of the creditor’s rights against Party A.

第四条	本协议的变更或修改应经各方协商一致并以书面形式作出。本协议的变更和修改构成本协议不可分割的一部分。

Article 4 Any change and amendment to this Agreement shall be agreed by all parties and made in writing. Any such change and amendment shall constitute an integral part of this Agreement.
第五条	经各方协商一致，可通过签署书面文件的方式解除本协议。

Article 5 This Agreement shall be terminated in writing by all Parties as agreed.
第六条	本协议受中华人民共和国法律管辖。

Article 6 This Agreement shall be governed by the laws of the People’s Republic of China.
第七条	凡因履行本协议所发生的一切争议，各方均应通过友好协商的方法解决。协商不成的，任何一方均可将争议提交广州仲裁委仲裁。仲裁裁决是终局的，对各方均有约束力。

Article 7 In the event of disputes, any such disputes shall be settled through friendly negotiations by all Parties. If such negotiation fails, each Party shall have the right to submit to Guangzhou Arbitration Commission for arbitration. The award by the arbitration shall be final and binding on each Party.
第八条	本协议未尽事宜，经各方协商，可另行签订书面补充协议，补充协议与本协议具有同等法律效力。

Article 8 Additional agreements may be executed in writing in respect of any matter not specified herein, and such additional agreements shall have the same legal effects as this Agreement.
第九条	本协议一式五份，各方各执一份。

Article 9 This Agreement shall be executed in five counterparts and each Party shall retain one copy.
第十条	本协议自各方签署之日起生效，对各方具有约束力。

Article 10 This Agreement shall become effective from the date of execution and shall be binding on each Party.
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（本页空白，为签字页。）[Signature Pages Follow]
甲方：广东怡安投资咨询有限公司 Party A: Guangdong Yi An Investment Consulting Co., Ltd.

法定代表人：Legal Representative:

乙方：东莞市穗乐贸易有限公司 Party B: Dongguan Suile Trading Co., Ltd.

法定代表人：方穗乐 Legal Representative: Suile Fang

丙方：广州杉富谐贸易有限公司 Party C: Guangzhou Shan Fu Xie Trading Co., Ltd.

授权代表或法定代表人：Authorized Person or Legal Representaive:

丁方：Party D:

方穗乐（签署）Suile Fang (Signature)

林小娟（签署）Xiaojuan Lin (Signature)